DREYFUS FOUNDERS FUNDS, INC.

PROSPECTUS CLASS F SHARES

MAY 1, 2001

DREYFUS FOUNDERS BALANCED FUND DREYFUS FOUNDERS DISCOVERY FUND*
DREYFUS FOUNDERS FOCUS FUND

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS GROWTH FUND

DREYFUS FOUNDERS GROWTH AND INCOME FUND DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND DREYFUS FOUNDERS MID-CAP GROWTH FUND DREYFUS FOUNDERS MONEY MARKET FUND

DREYFUS FOUNDERS PASSPORT FUND

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND

The Class F shares offered by this Prospectus are open only to grandfathered investors.


* Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established
Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. If a Discovery Fund account is closed, additional investments in Discovery Fund may not be possible. As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS



Our Investment Approach                                              4
About the Funds                                                      4
Fund Summaries                                                       5
Dreyfus Founders Balanced Fund                                       6
Dreyfus Founders Discovery Fund                                      8
Dreyfus Founders Focus Fund                                         10
Dreyfus Founders Government Securities Fund                         12
Dreyfus Founders Growth Fund                                        14
Dreyfus Founders Growth and Income Fund                             16
Dreyfus Founders International Equity Fund                          18
Dreyfus Founders Mid-Cap Growth Fund                                20
Dreyfus Founders Money Market Fund                                  22
Dreyfus Founders Passport Fund                                      24
Dreyfus Founders Worldwide Growth Fund                              26
More About Investment Objectives, Strategies, and Risks             28
Who Manages the Funds                                               30
About Your Investment                                               31
Your Share Price                                                    31
Investing in the Funds                                              32
Doing Business with Dreyfus Founders Funds                          34
Redeeming Shares                                                    36
Transaction Policies                                                37
For More Information About Your Account                             38
Establishing Additional Services                                    39
Dividends and Distributions                                         40
Taxes                                                               40
Shareholder and Transfer Agency Services                            41
Brokerage Allocation                                                41
Financial Highlights                                                42

OUR INVESTMENT APPROACH

Colorado-based Founders Asset Management LLC ("Founders") manages the Dreyfus Founders Funds using a "growth style" of investing. We use a consistent, bottom-up approach to build equity portfolios, searching one-by-one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth may follow. Using this disciplined approach, we look for both domestic and foreign companies having some or all of the following characteristics:

  o growth that is faster than their peers
  o growth that is faster than the market as a whole and sustainable over the long term
  o strong management team o leading market position and growing brand identity
  o financial, marketing, and operating strength

We go beyond Wall Street analysis and perform our own intensive in-house research to determine whether companies meet our growth criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants to get a complete picture of a company before we invest.

Founders is the growth specialist affiliate of The Dreyfus Corporation ("Dreyfus"), a leading mutual fund complex with more than $150 billion in its mutual fund portfolios as of December 31, 2000. Founders and Dreyfus are investment subsidiaries of Mellon Financial Corporation, a broad-based financial services company.

ABOUT THE FUNDS
AGGRESSIVE GROWTH FUNDS
Dreyfus Founders Discovery Fund Dreyfus Founders
Focus Fund
Dreyfus Founders Mid-Cap Growth Fund Dreyfus Founders
Passport Fund

The aggressive growth funds, other than Focus Fund, generally invest in faster-growing and more volatile stocks. Focus Fund generally invests in a core group of 20-30 mostly large-cap common stocks, and this concentrated portfolio increases its volatility. Founders' aggressive growth funds may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

GROWTH FUNDS
Dreyfus Founders Growth Fund
Dreyfus Founders International Equity Fund Dreyfus Founders
Worldwide Growth Fund

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

GROWTH AND INCOME FUNDS
Dreyfus Founders Balanced Fund
Dreyfus Founders Growth and Income Fund

These Funds invest in companies that tend to be larger and more established and that may pay dividends. The Balanced Fund invests at least 25% of its total assets in investment grade fixed-income securities. While these Funds still carry risks, they generally present less risk than aggressive growth or pure growth funds.

INCOME FUNDS
Dreyfus Founders Government Securities Fund Dreyfus Founders
Money Market Fund

These Funds are our lowest-risk funds. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

CLASS F SHARES
Each Fund, other than Government Securities and Money Market Funds, offers multiple classes of shares. This Prospectus describes Class F shares. As described in more detail on page 32, Class F shares are generally offered only to existing shareholders of the Dreyfus Founders Funds who have continuously maintained a Fund account since December 30, 1999. The other classes of shares, with their own fee structures, are offered by a separate prospectus which is available from your financial services representative. All share classes of a Fund invest in the same underlying portfolio of securities and have the same management team. However, because of different fees and expenses, the performance of share classes varies.

FUND SUMMARIES
The descriptions on pages 6-27 provide an overview of each Fund's investment objective and principal investment strategies, list the main risks of investing, show historical investment performance, and describe the fees and expenses of investing in each Fund. More detailed information about the Funds' investment strategies and associated risks begins on page 28. Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

Comparative indexes provide a basis for comparing a Fund's historical performance against a comparable unmanaged securities market index. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

A Fund's Morningstar category is subject to change.

DREYFUS FOUNDERS
                                                   Class F Ticker Symbol: FRINX
BALANCED FUND                             Morningstar Category: Domestic Hybrid

INVESTMENT APPROACH
Balanced Fund seeks current income and capital appreciation. To pursue this goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations. For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.

   The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. There is no maximum limit on the amount of straight debt securities in which the Fund may invest, and the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

   The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INTEREST RATE RISK When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of a broad measure of market performance, to an index of growth stocks, and to an index of funds with similar investment objectives. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

   Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q2 1997  +10.06%

WORST QUARTER: Q4 2000  -12.05%

[GRAPH]

Average Annual Total Returns AS OF 12/31/00


                                1 YEAR              5 YEARS             10 YEARS
Balanced Fund - Class F*       -10.44%                6.74%               10.81%
S&P 500 Index                   -9.12%               18.32%               17.44%
Russell 1000 Growth Index      -22.42%               18.15%               17.33%
Lipper Balanced Fund Index       2.41%               11.73%               12.42%


* Inception date 2/19/63
The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc. and reflects the expenses of managing the mutual funds included in the index.


FEES AND EXPENSES
Fee Table
ANNUAL FUND OPERATING EXPENSES              % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)            DAILY NET ASSETS
Management Fee                              0.59%
Rule 12b-1 Fee                              0.25%
Other Expenses1                             0.24%
TOTAL ANNUAL FUND OPERATING EXPENSES2       1.08%


As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.07%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                                   $110
3 Years                                                  $343
5 Years                                                  $595
10 Years                                               $1,317

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
CURTIS J. ANDERSON, Vice President of Investments. Mr. Anderson is a Chartered Financial Analyst who joined Founders in December 1999. He has been portfolio manager of Balanced Fund since that time. Before joining Founders, Mr. Anderson was a senior vice president, director of research, and a portfolio manager with First Security Investment Management, Salt Lake City, Utah, where he was employed from 1991 to December 1999.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FDISX
DISCOVERY FUND Morningstar Category: Small Growth Discovery Fund is closed to new investors (see page 32).

INVESTMENT APPROACH
Discovery Fund seeks capital appreciation. To pursue this goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

INITIAL PUBLIC OFFERINGS The Fund invests in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the Fund's purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of a broad measure of market performance and to a small-cap growth index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +41.85%

WORST QUARTER: Q3 1998  -22.73%

Average Annual Total Returns as of 12/31/00

                                1 YEAR           5 YEARS        10 YEARS
Discovery Fund - Class F*       -8.26%            22.57%          21.39%
Russell 2000 Index              -3.02%            10.31%          15.53%
Russell 2000 Growth Index      -22.43%             7.14%          12.80%

*  Inception date 12/31/89

The Russell 2000 Index is a widely recognized unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                   % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)               DAILY NET ASSETS
Management Fee                                       0.78%
Rule 12b-1 Fee                                       0.25%
Other Expenses1                                      0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES2                1.28%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.25%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                                   $130
3 Years                                                  $406
5 Years                                                  $702
10 Years                                               $1,545

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
ROBERT T. AMMANN, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been portfolio manager of Discovery Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: DFFFX
FOCUS FUND
                                              Morningstar Category: Large Growth

INVESTMENT APPROACH
Focus Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although the Fund can invest in any size company, it generally invests in larger, more established companies. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% in any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

CONCENTRATED PORTFOLIO RISK The Fund is a "non-diversified" mutual fund, which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's net asset value and total return than in a diversified portfolio. As a result, while Focus Fund may offer greater opportunity for higher investment returns, it also involves substantially greater risk of loss. Focus Fund's share prices may also be more volatile than those of a diversified fund, including the other Dreyfus Founders Funds.

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund. The first table shows the Fund's Class F performance for its first full year of operations. The second table shows how the Fund's average annual returns compare to those of a broad measure of market performance and to an index of growth stocks. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q1 2000  +17.76%

WORST QUARTER: Q4 2000  -33.80%

Average Annual Total Returns AS OF 12/31/00
                                              1 YEAR AND SINCE INCEPTION*
Focus Fund - Class F                                    -27.44%
S&P 500 Index                                           -9.12%
Russell 1000 Growth Index                               -22.42%

* Inception date 12/31/99

The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                           % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                       DAILY NET ASSETS
Management fees                                              0.85%
Rule 12b-1 fee                                               0.25%
Other expenses1                                              1.35%
TOTAL ANNUAL FUND OPERATING EXPENSES (WITHOUT
REIMBURSEMENTS, WAIVERS, AND CREDITS)2                       2.45%
TOTAL ANNUAL FUND OPERATING EXPENSES (WITH
REIMBURSEMENTS, WAIVERS, AND CREDITS)3                       1.50%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses without reimbursements and waivers were 2.32%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.
3 Founders has agreed to limit the total expenses of Focus Fund pursuant to a contractual commitment so that Total Annual Fund Operating Expenses with reimbursements, waivers, and credits for Class F shares will not exceed 1.50%. This limit will extend through at least May 31, 2002, and will not be terminated without prior notice to the Funds' Board of Directors.

Expense Example
1 Year                                                   $248
3 Years                                                  $764
5 Years                                                $1,306
10 Years                                               $2,786

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Expenses used in this example do not include reimbursements, waivers, and credits. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
SCOTT A. CHAPMAN, Vice President of Investments. Mr. Chapman is a Chartered Financial Analyst who has been a Founders portfolio manager since December 1998 and has been the portfolio manager of Focus Fund since its inception in December 1999. Mr. Chapman was formerly vice president and director of growth strategy for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, where he was employed from 1991 to 1998.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FGVSX
GOVERNMENT SECURITIES FUND         Morningstar Category: Intermediate Government

INVESTMENT APPROACH
Government Securities Fund seeks current income. To pursue this goal, the Fund normally invests at least 65% of its total assets in obligations of the U.S. government. These include Treasury bills, notes, and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the U.S.

Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government. Additionally, the Fund may invest in securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 25% of its total assets in the securities of any one foreign country.

The maturity of the Fund's investments will be long (10 or more years), intermediate (three to 10 years), or short (three years or less). The proportion invested by the Fund in each category will vary depending upon our evaluation of market patterns and trends.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

PREPAYMENT RISK This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q3 1998  +6.04%

WORST QUARTER: Q1 1994  -4.40%

Average Annual Total Returns AS OF 12/31/00

                                          1 YEAR         5 YEARS     10 YEARS
Government Securities Fund - Class F*     10.57%        5.21%        5.77%
Lehman Brothers
U.S. Treasury Composite Index             13.40%        6.47%        7.92%

* Inception date 3/1/88

The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                             % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                         DAILY NET ASSETS
Management fees1                                                 0.35%
Rule 12b-1 fee2                                                  0.25%
Other expenses3                                                  0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES (WITH
MANAGEMENT FEE WAIVER AND WITHOUT OTHER
REIMBURSEMENTS, WAIVERS, AND CREDITS)1,4                         1.25%
TOTAL ANNUAL FUND OPERATING EXPENSES (WITH
OTHER REIMBURSEMENTS, WAIVERS, AND CREDITS)1,2,4                 0.99%

1 Effective January 1, 2001, Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a contractual commitment. The expense information in the table has been restated to reflect the current fee. This waiver will extend through at least May 31, 2002, and will not be terminated without prior notice to the Funds' Board of Directors.
2 Founders has waived certain 12b-1 fees for the Class F shares of Government Securities Fund pursuant to a contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.05%. This waiver will extend through at least May 31, 2002, and will not be terminated without prior notice to the Funds' Board of Directors.
3 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 4 Fund expenses were further reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses without reimbursements and waivers were 1.19%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                               $127
3 Years                              $397
5 Years                              $686
10 Years                             $1,511

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Expenses used in this example include the management fee waiver, but do not include other reimbursements, waivers, and credits. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Government Securities Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FRGRX
GROWTH FUND                                   Morningstar Category: Large Growth


INVESTMENT APPROACH
Growth Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of a broad measure of market performance and to a growth stock index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +31.77%

WORST QUARTER: Q4 2000  -25.03%

Average Annual Total Returns AS OF 12/31/00

                               1 YEAR          5 YEARS        10 YEARS
Growth Fund - Class F*        -27.23%           13.30%          17.63%
S&P 500 Index                  -9.12%           18.32%          17.44%
Russell 1000 Growth Index     -22.42%           18.15%          17.33%

* Inception date 1/5/62

The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES                         % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                      DAILY NET ASSETS
Management fees                                               0.67%
Rule 12b-1 fee                                                0.25%
Other expenses1                                               0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES2                         1.07%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.06%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                                   $109
3 Years                                                  $340
5 Years                                                  $590
10 Years                                               $1,306

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGERS
THOMAS M. ARRINGTON, Vice President of Investments. Mr. Arrington is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of Growth Fund since December 1998. Mr. Arrington was formerly vice president and director of income equity strategy at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, where he was employed from 1987 to 1998.

SCOTT A. CHAPMAN, Vice President of Investments. Mr. Chapman is a Chartered Financial Analyst who has been the co-portfolio manager of Growth Fund since December 1998. Mr. Chapman was formerly vice president and director of growth strategy for HighMark Capital Management, Inc., where he was employed from 1991 to 1998.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FRMUX
GROWTH AND INCOME FUND                         Morningstar Category: Large Blend

INVESTMENT APPROACH
Growth and Income Fund seeks long-term growth of capital and income. To pursue this goal, the Fund primarily invests in common stocks of large, well-established, stable and mature companies of great financial strength. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Fund normally invests at least 65% of its total assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index, and that generally pay regular dividends.

The Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance and with a growth stock index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.


Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +17.77%

WORST QUARTER: Q4 2000  -16.15%

Average Annual Total Returns AS OF 12/31/00

                                       1 YEAR         5 YEARS       10 YEARS
Growth and Income Fund - Class F*      -19.57%        10.11%         11.90%
S&P 500 Index                           -9.12%        18.32%         17.44%
Russell 1000 Growth Index              -22.42%        18.15%         17.33%

* Inception date 7/5/38

The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                   % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)               DAILY NET ASSETS
Management fees                                      0.63%
Rule 12b-1 fee                                       0.25%
Other expenses1                                      0.24%
TOTAL ANNUAL FUND OPERATING EXPENSES2                1.12%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.10%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                    $114
3 Years                                   $356
5 Years                                   $617
10 Years                                $1,363

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
THOMAS M. ARRINGTON, Vice President of Investments. Mr. Arrington is a Chartered Financial Analyst who has been a Founders portfolio manager since December 1998 and has been the portfolio manager of Growth and Income Fund since February 1999. Mr. Arrington was formerly vice president and director of income equity strategy at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, where he was employed from 1987 to 1998.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FOIEX
INTERNATIONAL EQUITY FUND                    Morningstar Category: Foreign Stock

INVESTMENT APPROACH
International Equity Fund, an international fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

INITIAL PUBLIC OFFERINGS The Fund invests in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the Fund's purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of international market performance. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

   Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +39.78%

WORST QUARTER: Q3 1998  -14.58%

Average Annual Total Returns AS OF 12/31/00

                                         1 YEAR          5 YEARS & SINCE INCEPTION*
International Equity Fund - Class F       -17.65%        16.06%
Morgan Stanley Capital
International World ex. U.S. Index        -13.37%        7.54%

* Inception date 12/29/95

The Morgan Stanley Capital International World ex. U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. The Since Inception performance data for the Index is from December 31, 1995 through December 31, 2000.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                              % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                          DAILY NET ASSETS
Management fees1                                                 0.75%
Rule 12b-1 fee                                                   0.25%
Other expenses2                                                  0.70%
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITH MANAGEMENT FEE WAIVER AND WITHOUT OTHER
REIMBURSEMENTS, WAIVERS, AND CREDITS)1,3,4                       1.70%
TOTAL ANNUAL FUND OPERATING EXPENSES (WITH
OTHER REIMBURSEMENTS, WAIVERS, AND CREDITS)             1,3,4    1.40%

1 Effective April 1, 2001, Founders has agreed to reduce International Equity Fund's management fee from 1.00% to 0.75% of the Fund's average net assets pursuant to a contractual commitment. The expense information in the table has been restated to reflect the current fee. 2 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 3 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses (with management fee waiver and without other reimbursements, waivers, and credits) were 1.66%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice. 4 Effective April 1, 2001 Founders has agreed to limit the total expenses of the Fund pursuant to a contractual commitment so that Class F Total Annual Fund Operating Expenses with reimbursements, waivers, and credits will not exceed 1.40%. Prior to April 1, 2001, Founders had agreed to limit the Total Annual Fund Operating Expenses for Class F shares so that Total Annual Fund Operating Expenses with reimbursements, waivers, and credits would not exceed 1.80%.

Expense Example
1 Year                                                   $173
3 Years                                                  $536
5 Years                                                  $923
10 Years                                               $2,009

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Expenses used in this example include the management fee waiver, but do not include other reimbursements, waivers, and credits. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
DOUGLAS A. LOEFFLER, Vice President of Investments. Mr. Loeffler is a Chartered Financial Analyst who has been portfolio manager of International Equity Fund since 1997. He joined Founders in 1995 as a senior international equities analyst.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FRSPX
MID-CAP GROWTH FUND                         Morningstar Category: Mid-Cap Growth

INVESTMENT APPROACH
Mid-Cap Growth Fund seeks capital appreciation by emphasizing investments in equity securities of medium-size companies with favorable growth prospects. To pursue this goal, the Fund will normally invest at least 65% of its total assets in equity securities of companies within the market capitalization range of companies comprising the Standard & Poor's MidCap 400 Index. The Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

SMALL AND MEDIUM-SIZE COMPANY RISK While small and medium-size companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small companies, and to an extent medium-size companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small or medium-size issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small or medium-size company, if it realizes any gain at all.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

INITIAL PUBLIC OFFERINGS The Fund invests in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the Fund's purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance and with a mid-cap growth index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

   Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +33.99%

WORST QUARTER: Q3 1998  -29.87%

Average Annual Total Returns AS OF 12/31/00

                                       1 YEAR          5 YEARS         10 YEARS
Mid-Cap Growth Fund - Class F*          -23.69%           7.46%          13.42%
S&P MidCap 400 Index                     17.51%          20.41%          19.86%
Russell Midcap Growth Index             -11.75%          17.77%          18.10%

* Inception date 9/8/61

The Standard & Poor's (S&P) MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representations. The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                   % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)               DAILY NET ASSETS
Management fees                                      0.78%
Rule 12b-1 fee                                       0.25%
Other expenses1                                      0.36%
TOTAL ANNUAL FUND OPERATING EXPENSES2                1.39%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.36%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                 $142
3 Years                                $440
5 Years                                $761
10 Years                             $1,669

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
KEVIN S. SONNETT, Vice President of Investments. Mr. Sonnett is a Chartered Financial Analyst who has been portfolio manager of Mid-Cap Growth Fund since December 1999. He joined Founders in February 1997 as an equity analyst for the small- and mid-cap team. Before joining Founders, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association from 1995 to 1997.

DREYFUS FOUNDERS
                                                   Class F Ticker Symbol: FMMXX
MONEY MARKET FUND

INVESTMENT APPROACH
Money Market Fund seeks maximum current income consistent with the preservation of capital and liquidity. To pursue this goal, the Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less, including those issued by:

  o Corporate issuers
  o U.S. government and its agencies and instrumentalities
  o U.S. and foreign banks

Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tend to reduce its yield.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

INFLATION RISK Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

   Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q1 1991  +1.51%

WORST QUARTER: Q2 1993  +0.54%

Average Annual Total Returns AS OF 12/31/00

                                          1 YEAR        5 YEARS       10 YEARS
Money Market Fund - Class F*              5.62%          4.77%          4.24%

*Inception date 6/23/81

Money Market Fund's most current seven-day yield is available by calling Founders' QuoteLine at 1-800-232-8088.


FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                           % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                      DAILY NET ASSETS
Management fees1                                             0.45%
Rule 12b-1 fee                                                n/a
Other expenses2                                              0.37%
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITH MANAGEMENT FEE WAIVER AND WITHOUT
OTHER REIMBURSEMENTS, WAIVERS, AND CREDITS)1,3               0.82%

1 Effective January 1, 2001, Founders has agreed to reduce Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a contractual commitment. The expense information in the table has been restated to reflect the current fee. This limit will extend through at least May 31, 2002 and will not be terminated without prior notice to the Funds' Board of Directors.
2 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 3 Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 0.79%. The custody agreement pursuant to which these credits were made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                                    $84
3 Years                                                  $262
5 Years                                                  $455
10 Years                                               $1,014

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Expenses used in this example include the management fee waiver, but do not include other reimbursements, waivers, and credits. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Money Market Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FPSSX
PASSPORT FUND                                Morningstar Category: Foreign Stock

INVESTMENT APPROACH
Passport Fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the Fund primarily invests in the equity securities of foreign small-cap companies. These companies may be based in both developed and emerging economies. At least 65% of the Fund's total assets will normally be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

INITIAL PUBLIC OFFERINGS The Fund invests in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the Fund's purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of international market performance and with an international small company index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

   Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +60.37%

WORST QUARTER: Q2 2000  -22.26%


Average Annual Total Returns AS OF 12/31/00

                                                  1 YEAR   5 YEARS   SINCE INCEPTION*
Passport Fund - Class F                          -29.65%   12.61%         11.71%
Morgan Stanley Capital
International World ex. U.S. Index               -13.37%    7.54%          9.02%
Morgan Stanley Capital
International World ex. U.S. Small-Cap Index     -16.92%     n/a            n/a

*Inception date 11/16/93

The Morgan Stanley Capital International World ex. U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. The Since Inception performance data for the Index is from November 30, 1993 through December 31, 2000. The Morgan Stanley Capital International World ex. U.S. Small-Cap Index is an average of the performance of selected foreign small-capitalization securities. Historical returns beyond the one-year period are not currently available for this index.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                   % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)               DAILY NET ASSETS
Management fees                                      0.92%
Rule 12b-1 fee                                       0.25%
Other expenses1                                      0.44%
TOTAL ANNUAL FUND OPERATING EXPENSES2                1.61%

1These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.59%. The custody agreement pursuant to which these credits are made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                                   $164
3 Years                                                  $508
5 Years                                                  $876
10 Years                                               $1,911

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGER
TRACY P. STOUFFER, Vice President of Investments. Ms. Stouffer is a Chartered Financial Analyst who has been portfolio manager of Passport Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Incorporated from 1995 to July 1999.

DREYFUS FOUNDERS
                                                    Class F Ticker Symbol: FWWGX
WORLDWIDE GROWTH FUND                          Morningstar Category: World Stock

INVESTMENT APPROACH
Worldwide Growth Fund, a global fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The Fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may own more securities in certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

INITIAL PUBLIC OFFERINGS The Fund invests in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the Fund's purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance.

PERFORMANCE HISTORY
The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of global market performance. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

   Year-by-Year Total Return AS OF 12/31-- CLASS F SHARES

BEST QUARTER: Q4 1999  +38.48%

WORST QUARTER: Q3 1998  -16.75%

Average Annual Total Returns AS OF 12/31/00

                                            1 YEAR       5 YEARS       10 YEARS
Worldwide Growth Fund - Class F*           -22.14%        9.85%         12.87%
Morgan Stanley Capital
International World Index                  -13.18%       12.12%         11.93%

* Inception date 12/31/89

The Morgan Stanley Capital International World Index is an average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East.



FEES AND EXPENSES
As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee will be assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                   % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)               DAILY NET ASSETS
Management Fee                                       0.98%
Rule 12b-1 Fee                                       0.25%
Other Expenses1                                      0.31%
TOTAL ANNUAL FUND OPERATING EXPENSES2                1.54%

1 These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses. 2 Fund expenses were further reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. After these credits, Total Annual Fund Operating Expenses were 1.52%. The custody agreement pusuant to which these credits are made available may be terminated by the Fund or the custodian on 90 days' notice.

Expense Example
1 Year                                                   $157
3 Years                                                  $486
5 Years                                                  $839
10 Years                                               $1,834

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

PORTFOLIO MANAGERS
THOMAS M. ARRINGTON, Vice President of Investments. Mr. Arrington is a Chartered Financial Analyst who has been a Founders portfolio manager since December 1998 and has been the co-portfolio manager, along with Scott Chapman, of the domestic portion of Worldwide Growth Fund since July 1999. Mr. Arrington was formerly vice president and director of income equity strategy at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, where he was employed from 1987 to 1998.

SCOTT A. CHAPMAN, Vice President of Investments. Mr. Chapman is a Chartered Financial Analyst who has been a Founders portfolio manager since December 1998 and has been the co-portfolio manager of the domestic portion of Worldwide Growth Fund since July 1999. Mr. Chapman was formerly vice president and director of growth strategy for HighMark Capital Management, Inc., where he was employed from 1991 to 1998.

DOUGLAS A. LOEFFLER, Vice President of Investments. Mr. Loeffler is a Chartered Financial Analyst who has been portfolio manager of the foreign portion of Worldwide Growth Fund since July 1999. He joined Founders in 1995 as a senior international equities analyst.

MORE ABOUT INVESTMENT
OBJECTIVES, STRATEGIES, AND RISKS

Each of the Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and provides more detailed information about the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES
Balanced, Discovery, Focus, International Equity, Growth, Growth and Income, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. Government Securities Fund and Money Market Fund are the Income Funds.

FIXED-INCOME SECURITIES
While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced and Growth and Income Funds, we also consider current income in the selection of these securities.

ADRS
The Equity Funds may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

SECURITIES THAT ARE NOT READILY MARKETABLE
Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." This limit is 10% for Money Market Fund. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors ("Board"), certain restricted securities may be deemed liquid, and will not be counted toward the 15%/10% limits.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

HEDGING AND DERIVATIVE INSTRUMENTS
All of the Funds except the Money Market Fund can enter into futures contracts and forward contracts, and may purchase and/or write (sell) put and call options on securities, securities indexes, futures contracts, and foreign currencies. These are sometimes referred to as "derivative" instruments, since their values are derived from an underlying security, index, or other financial instrument. The Funds may use derivative instruments to engage in hedging strategies but do not use them for speculative purposes. The Funds have limits on their use and are not required to use them in seeking their investment objectives.

Certain strategies may hedge a Fund's portfolio against price fluctuations. Other derivative strategies, such as buying futures and call options, would tend to increase a Fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading involves the payment of premiums and has special tax effects on a Fund.

There are special risks in using particular derivative strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

The Funds' investments in derivatives are subject to the Funds' internal Derivatives Policy, which may be changed by the Funds' Board without shareholder approval.


SECURITIES OF OTHER INVESTMENT COMPANIES
The Funds may acquire securities of other investment companies, including exchange traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.


TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER
The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than some other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The Funds' portfolio turnover rates (other than the Money Market Fund) for prior years are included in the "Financial Highlights" section of this Prospectus. The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates. In particular, Passport Fund's portfolio turnover rates are expected to continue to be significantly higher than the Fund's pre-1999 portfolio turnover rates due to the portfolio manager's investment style.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors:

STOCK MARKET RISK The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

COMPANY RISK The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Funds' growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments. These risks include:

MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

CURRENCY RISK. International Equity, Passport and Worldwide Growth Funds' assets are invested primarily in foreign securities. Since substantially all of their revenues are received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. These Funds pay dividends in U.S. dollars and incur currency conversion costs.

POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

EMERGING MARKETS RISK International Equity, Passport and Worldwide Growth Funds invest in emerging market countries. These are marketsin countries that are in the initial stages of their industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

RISK OF FIXED-INCOME INVESTMENTS The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

WHO MANAGES THE FUNDS

THE MANAGER
Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 2930 East Third Avenue, Denver, Colorado 80206.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is the growth specialist affiliate of The Dreyfus Corporation, a leading mutual fund complex with more than $150 billion in its mutual fund portfolios as of December 31, 2000. Founders and Dreyfus are investment subsidiaries of Mellon Financial Corporation, a broad-based global financial services company.

In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and related administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the fiscal year ended December 31, 2000 was the following percentage of the respective Fund's average daily net assets:

Balanced Fund                                 0.59%
Discovery Fund                                0.78%
Focus Fund                                    0.85%
Government Securities Fund                    0.65%*
Growth Fund                                   0.67%
Growth and Income Fund                        0.63%
International Equity Fund                     1.00%*
Mid-Cap Growth Fund                           0.78%
Money Market Fund                             0.50%*
Passport Fund                                 0.92%
Worldwide Growth Fund                         0.98%


* Effective January 1, 2001, Founders has agreed to reduce Government Securities Fund's management fee from 0.65% to 0.35% and to reduce Money Market Fund's management fee from 0.50% to 0.45% of the respective Fund's average net assets until at least May 31, 2002. Effective April 1, 2001, Founders has agreed to reduce International Equity Fund's management fee from 1.00% to 0.75% of average net assets.

FOUNDERS' INVESTMENT MANAGEMENT TEAM
To facilitate day-to-day Fund management, we use a team system for our Funds. There are three teams, each targeted toward a particular area of the market: small- to mid-capitalization, large-capitalization, and international investments. Each team is composed of members of our Investment Department, including portfolio managers, portfolio traders, and research analysts.

Each of these individuals shares ideas, information, knowledge, and expertise to assist in the management of the Funds. Daily decisions on security selection for each Fund rest with the portfolio manager assigned to the Fund. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions. Please see the Fund Summaries on pages 6-27 for information on each Fund's portfolio manager.

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders employees does not disadvantage any Founders-managed Fund. Founders portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the Fund(s) they advise.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE
The price you pay for a Class F share of a Fund, and the price you receive upon selling or redeeming a Class F share of a Fund, is called the Class's net asset value (NAV). We calculate NAV by dividing the total net assets of Class F of a Fund by its total number of Class F shares outstanding. We determine the NAV as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4 p.m. Eastern time) on each day that the Exchange is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the Funds may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the Funds' foreign securities holdings on such days, may affect the value of Fund shares on days when you will not be able to purchase, exchange, or redeem shares.

With the exception of Money Market Fund, the Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' Board, or pursuant to procedures approved by the Board. The securities held by Money Market Fund are valued using the amortized cost method. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

We will price your purchase, exchange, or redemption of Fund Class F shares at the next NAV calculated after your request is received in good order by us or by certain other agents of the Funds or their distributor.

INVESTING IN THE FUNDS


GRANDFATHERED SHAREHOLDERS
Class F shares of a Fund can be purchased only by:

 o Persons or entities who have continuously maintained a Fund account since December 30, 1999.

 o Any person or entity listed in the account registration for any Fund account that has been continuously maintained since December 30, 1999, such as joint owners, trustees, custodians, and designated beneficiaries.

 o Retirement plans (such as 401(k) plans) that have continuously maintained a Fund account since December 30, 1999. Any such plan may extend the privilege of purchasing Class F shares to new plan participants, and the plan participants may purchase Class F shares with rollover retirement funds.

 o Customers of certain financial institutions which offer retirement or other eligible benefit plan programs, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, and which have had relationships with Founders and/or any Fund continuously since December 30, 1999.

 o Founders employees, Fund directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-2440. If you hold Fund shares through a broker/dealer or other financial institution, your eligibility to purchase Class F shares may differ depending on that institution's policies.

DISCOVERY FUND SHAREHOLDERS
Discovery Fund is closed to new investors. Shareholders of the Fund who maintain open Fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. New accounts may be established by participants in certain retirement plans if the plan established Discovery Fund as an investment option before the Fund closed. Employees of Founders and Board directors may also open accounts in Discovery Fund, if they do so directly with Founders.

Discovery Fund shareholders who close their accounts may be prohibited from reactivating their accounts or opening new Discovery Fund accounts. This restriction applies to investments made directly with Founders or the distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Fund shares before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.

TYPES OF ACCOUNTS
The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT
Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holders.

TRANSFER ON DEATH
A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

UGMA OR UTMA
(Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set the account up as a UGMA or UTMA.

TRUST
The trust needs to be effective before we can establish this kind of account.

CORPORATION OR OTHER ENTITY
A corporation or entity owns this account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the following retirement accounts by completing an IRA
Application:

TRADITIONAL IRA
Any adult under age 701/2 who has earned income may contribute up to $2,000 (or 100% of compensation, whichever is less) to an IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two IRAs, as long as no more than $2,000 is contributed to a single account.

ROLLOVER IRA
Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Transfer, Direct Rollover and Conversion Form.

ROTH IRA
Allows for two types of purchases:
  CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to $2,000 (or 100% of compensation, whichever is less) to a Roth IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two Roth IRAs, as long as no more than $2,000 is contributed to a single account. Contributions to a Roth IRA are not tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

  You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the $2,000 (or 100% of compensation, whichever is less) annual limitation.

  CONVERSIONS. Conversions/distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

SEP-IRA
Allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

Each year you will be charged a single $10.00 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) PLAN
A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Call 1-800-934-GOLD (4653) for additional information about these retirement accounts.

We recommend that you consult your tax adviser regarding the particular tax consequences of these retirement plan options.

MINIMUM INITIAL INVESTMENTS
To open a Fund account, please enclose a check payable to "Dreyfus
Founders Funds, Inc." for one of the following amounts:
o $1,000 minimum for most regular accounts
o $500 minimum for IRA and UGMA/UTMA accounts oNo minimum if you begin an Automatic Investment Plan or Payroll Deduction of
  $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS
o $100 for payments made by mail, TeleTransfer, wire, and online o $50 for Automatic Investment Plan payments o $50 for payroll deduction

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS

How to Open a Class F Account

By Phone                          If your account with us has telephone
1-800-525-2440                    exchange privileges, you can call to
                                  open an account in another Fund by
                                  exchange. The names and registrations
                                  need to be identical on both accounts.




By Mail                           Complete the proper application.
Dreyfus Founders Funds, Inc.      Make your check payable to "Dreyfus
P.O. Box 173655                   Founders Funds, Inc." We cannot
Denver, CO 80217-3655             establish new accounts with third-party
                                  checks.

If you are using certified or registered mail or an overnight delivery service, send your correspondence to:
Dreyfus Founders Funds, Inc.
2930 East Third Avenue
Denver, CO 80206-5002


In Person by Appointment Call us at 1-800-525-2440 to make an Founders Investor Center appointment and for directions.
2930 East Third Avenue (at Milwaukee)
Denver, CO

By Wire                           Complete and mail the proper
                                  application. Wire funds to:
                                  State Street Bank and Trust Company
                                  ABA # 101003621
                                  For Credit to Account # 890751-842-0
                                  Please indicate the Fund name and
                                  your account number, and indicate the
                                  name(s) of the account owner(s).

Through Our Website Download, complete and mail a signed www.founders.com copy of the proper application.

Through Automatic                 Automatic Investment Plan (AIP)
Transaction Plans                 allows you to make electronic
                                  purchases directly from a checking
                                  or savings account. The minimum to
                                  open an account is $50 per month.
                                  Once established, AIP purchases take
                                  place automatically on approximately
                                  the 5th and/or 20th of the month. We
                                  charge no fee for AIP.

FASTLINE(TM)                      Follow instructions provided when
                                  you call to open an account
                                  in a new Fund.

1-800-947-FAST (3278)
Automated telephone account access service


HOW TO ADD TO                              HOW TO REDEEM                                  HOW TO EXCHANGE
A CLASS F ACCOUNT                          CLASS F SHARES                                 CLASS F SHARES
TeleTransfer allows you to make            We can send proceeds only to the               If you have telephone exchange
electronic purchases directly from a       address or bank of record. Minimum             privileges, you may exchange from
checking or savings account at your        redemption - $100; $1,000 minimum              one Fund to another. The names
request. You may establish TeleTransfer    for a redemption by wire. Phone                and registrations need to be identical
when your account is opened, or add it     redemption is not available on                 on both accounts.
later by completing an Account             retirement accounts and certain
Changes Form. We charge no fee             other accounts. You may add phone
for TeleTransfer transactions.             redemption privileges by completing an
                                           Account Changes Form.

Make your check payable to "Dreyfus        In a letter, please tell us the number         In a letter, include the name(s) of
Founders Funds, Inc." Enclose the          of shares or dollars you wish to redeem,       the account owner(s), the Fund and
purchase stub (from your most recent       the name(s) of the account owner(s),           account number you wish to exchange
confirmation or quarterly statement);      the Fund and account number, and               from, your Social Security or tax
if you do not have one, write the Fund     your Social Security or tax identification     identification number, the dollar or
name and your account number on            number. All account owners need to             share amount, and the account you
the check. For IRAs, please state the      sign the request exactly as their names        wish to exchange into. All account
contribution year. The Funds do not        appear on the account. We can send             owners need to sign the request exactly
normally accept third-party checks.        proceeds only to the address or bank           as their names appear on the account.
                                           of record.                                     Exchange requests may be faxed to us
                                                                                          at (303) 394-4021.

Call us at 1-800-525-2440 to make an       Call us at 1-800-525-2440 to make an           Call us at 1-800-525-2440 to make an
appointment and for directions.            appointment, for directions, and to ask        appointment, for directions, and to ask
                                           whether all account owners need to be          whether all account owners need to be
                                           present.                                       present.

Wire funds to:                             $6 fee; $1,000 minimum. Monies are             Not applicable.
State Street Bank and Trust Company        usually received the business day after
ABA # 101003621                            the date you sell. Unless otherwise
For Credit to Account # 890751-842-0       specified, we will deduct the fee from
Please indicate the Fund name and          your redemption proceeds.
your account number, and indicate the
name(s) of the account owner(s).


You may purchase shares through our        You may redeem shares through our              You may exchange shares using our
website if you have TeleTransfer.          website if you have TeleTransfer. We           website if you have telephone exchange
                                           can send proceeds to your bank of              privileges.
                                           record. Online redemptions are not
                                           available on retirement accounts and
                                           certain other accounts.

Automatic Investment Plan (AIP) Systematic Withdrawal Plan permits Fund to Fund
Investment Plan allows allows you to make electronic you to receive a fixed sum on a monthly, you to automatically exchange a fixed purchases directly from a checking quarterly or annual basis from accounts dollar amount from one Fund to pur- or savings account. The minimum to with a value of $5,000 or more. chase shares in another Fund. open an account is $50 per month. Payments may be sent electronically Once established, AIP purchases take to your bank of record or to you in place automatically on approximately check form.
the 5th and/or 20th of the month. We
charge no fee for AIP.

Follow instructions provided when you      We can send proceeds only to the bank          Follow instructions provided when you
call to add to your account via            of record. Minimum redemption - $100.          call. $100 minimum.
TeleTransfer.                              Phone redemption is not available on
                                           retirement accounts and certain other
                                           accounts. You may add phone redemption
                                           privileges by completing an Account
                                           Changes Form.

REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to 15 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS
Please call 1-800-525-2440 for the appropriate form.

TRUST ACCOUNTS
The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY
A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

BUYING OR SELLING SHARES THROUGH A BROKER
Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this Prospectus. A broker may charge a commission or transaction fee, or have different account minimums.

SIGNATURE GUARANTEE
For your protection, we require a guaranteed signature if you request:

o a redemption check made payable to anyone other than the shareholder(s) of record
o a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check mailed to an address that has been changed within 30 days of your request
o a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:

o bank
o broker/dealer
o credit union (if authorized under state law) o securities exchange/association
o clearing agency o savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:

BY CHECK
Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE $6 fee; $1,000 minimum. Monies are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY TELETRANSFER
No fee. Monies are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds (other than Money Market Fund) also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

TRANSACTION POLICIES

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from Money Market Fund to another Fund of their choice on a predetermined date, such as the day after distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINETM, OR THROUGH FOUNDERS' WEBSITE The Funds, Founders, and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FastLine, or through Founders' website.

By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through Founders' website, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

o requiring personal identification prior to acting upon instructions o providing written confirmation of such transactions o tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS
Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or their distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone or the Internet, consider sending your order by overnight delivery service.

FAX TRANSMISSIONS
Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES
The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS
Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS
If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS
We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAX IDENTIFICATION NUMBER
If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Fund to withhold 31% of all dividends, capital gain distributions, redemption and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on required reports.

ACCOUNT MINIMUMS
The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.
We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO: o reject any investment or application o cancel any purchase due to nonpayment o modify the conditions of purchase at any time o waive or lower investment minimums o limit the amount that may be purchased o close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

MARKET TIMERS
We do not permit market timing or other abusive trading practices in our Funds. Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Funds also reserve the right to delay delivery of a market timer's redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed on page 36.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES
Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION
o BY PHONE: 1-800-947-FAST (3278) FASTLINE(TM), our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a touch-tone phone.

o BY FOUNDERS' WEBSITE: By visiting Founders at www.founders.com, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more. Shareholders may access account transaction histories and account balances, and conduct purchase, exchange, and redemption transactions. Online account access is not available on all accounts.

DAILY CLOSING PRICES
Founders QuoteLine features the latest Class F closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.

Class F prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Dreyfus Founders."

FUND AND MARKET NEWS UPDATES
For the latest news on each of the Funds and commentary on market conditions, call FOUNDERS INSIGHT, available 24 hours a day. Call 1-800-525-2440, option 5, or access MANAGER INSIGHTS on the Internet at www.founders.com.

ESTABLISHING
ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-525-2440 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)
Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to a Class F Account Through Automatic Transaction Plans" on page 35.

TELETRANSFER PROGRAM
Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the TeleTransfer program.

TELEPHONE/ONLINE REDEMPTIONS
Available for regular (non-retirement) accounts only.

TELEPHONE/ONLINE EXCHANGES
Allows you to exchange money between identically registered accounts.

CHECKWRITING
o Available on Government Securities and Money Market Funds o May be established with a minimum account balance of $1,000 o No fee for this service o Minimum amount per check: $500 o Maximum amount per check: $250,000

DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS Either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends.

SYSTEMATIC WITHDRAWAL PLAN
Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you by check.

FUND-TO-FUND INVESTMENT PLAN
Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

DISTRIBUTION PURCHASE PROGRAM
Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

PAYROLL DEDUCTION
Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

HOUSEHOLDING
To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

DIVIDENDS AND DISTRIBUTIONS

Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute tax-based net realized investment income on an annual basis each December. Balanced Fund intends to distribute tax-based net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.

All Funds intend to distribute any tax-based net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

 TAXES

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.

All dividends of net investment income from the Funds, such as dividends and interest on investments, will be taxable to you as ordinary income. A portion of the dividends may qualify for dividends-received deduction for corporations, although distributions from the Government Securities and Money Market Funds generally are not expected to qualify.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND
TRANSFER AGENCY SERVICES

The Funds have entered into a shareholder services agreement with Founders pursuant to which Founders provides certain shareholder-related and transfer agency services to the Funds. The Funds pay Founders a monthly fee for these services. Out of this fee, Founders pays the fees charged by the Funds' transfer agent, Investors Trust Company (ITC).

Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. This reduces or eliminates the need for those services to be provided by Founders and/or ITC. In such cases, the Funds may pay a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees.

In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide shareholder services, recordkeeping, and/or other administrative services to the Funds.

BROKERAGE ALLOCATION

Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of Fund shares may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended December 31, 2000 (or for the period of a Fund's operations, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class F shares of a Fund, assuming reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report and the Funds' financial statements are included in the Funds' 2000 Annual Report, which is available upon request or at www.founders.com.

DREYFUS FOUNDERS BALANCED FUND - CLASS F

                                                                                  YEAR ENDED DECEMBER 31
                                                                  2000         1999         1998         1997            1996
PER SHARE DATA
Net Asset Value--beginning of period                             $10.47       $12.19       $11.35       $10.61             $9.58
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                              0.15         0.32         0.30         0.29              0.28
Net gains (losses) on securities (both realized and               (1.23)       (0.61)        1.27         1.48              1.50
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                  (1.08)       (0.29)        1.57         1.77              1.78
LESS DISTRIBUTIONS
From net investment income1                                       (0.15)       (0.32)       (0.30)       (0.30)            (0.27)
From net realized gains                                           (0.00)       (0.45)       (0.43)       (0.73)            (0.48)
In excess of net realized gains                                   (0.02)       (0.66)         0.00         0.00              0.00
TOTAL DISTRIBUTIONS                                               (0.17)       (1.43)       (0.73)       (1.03)            (0.75)
Net Asset Value--end of period                                    $9.22       $10.47       $12.19       $11.35            $10.61
TOTAL RETURN                                                    (10.44%)      (2.22%)       13.96%       16.90%            18.76%

RATIOS/SUPPLEMENTAL DATA
Net assets--end of period (000s omitted)                        $552,675   $1,055,825   $1,244,221     $942,690          $394,896
Net expenses to average net assets2                                1.07%        0.97%        0.99%        0.99%             1.10%
Gross expenses to average net assets3                              1.08%        0.98%        1.00%        1.01%             1.12%
Net investment income to average net assets                        1.41%        2.64%        2.51%        2.77%             3.09%
Portfolio turnover rate4                                            126%         218%         211%         203%              146%


1 Distribution in excess of net investment income for the years ended December 31, 2000, 1999 and 1998 aggregated less than $0.01 on a per-share basis. 2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period. 4 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS DISCOVERY FUND - CLASS F

                                                                        YEAR ENDED DECEMBER 31
                                                                  2000         1999          1998       1997         1996
PER SHARE DATA
Net Asset Value--beginning of period                              $40.86       $24.37        $23.45   $24.22        $21.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                       (0.07)       (0.08)        (0.07)     0.07        (0.20)
Net gains (losses) on securities (both realized and                (3.44)       22.72          3.15     2.69          4.72
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                   (3.51)       22.64          3.08     2.76          4.52
LESS DISTRIBUTIONS
From net investment income                                          0.00         0.00          0.00     0.00          0.00
From net realized gains                                            (2.61)       (6.15)        (2.16)   (3.53)        (2.00)
TOTAL DISTRIBUTIONS                                                (2.61)       (6.15)        (2.16)   (3.53)        (2.00)
Net Asset Value--end of period                                    $34.74       $40.86        $24.37   $23.45        $24.22
TOTAL RETURN                                                      (8.26%)       94.59%        14.19%   12.00%        21.20%

RATIOS/SUPPLEMENTAL DATA
Net assets--end of period (000s omitted)                      $1,066,003     $806,152      $241,124 $246,281      $247,494
Net expenses to average net assets1                                1.25%        1.45%         1.55%    1.52%         1.58%
Gross expenses to average net assets2                              1.28%        1.46%         1.57%    1.54%         1.59%
Net investment income (loss) to average net assets               (0.46%)      (0.96%)       (0.91%)  (0.55%)       (0.85%)
Portfolio turnover rate3                                            108%         157%          121%      90%          106%


1 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
2 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period. 3 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS FOCUS FUND - CLASS F

                                                          YEAR ENDED DECEMBER 31, 2000
PER SHARE DATA
Net Asset Value--beginning of period                                 $12.50
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                          (0.16)
Net gains (losses) on securities (both realized and                   (3.27)
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                      (3.43)
LESS DISTRIBUTIONS
From net investment income1                                             0.00
From net realized gains                                                 0.00
TOTAL DISTRIBUTIONS                                                     0.00
Net Asset Value--end of period                                          $9.07
TOTAL RETURN                                                           (27.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets--end of period (000s omitted)                               $3,200
Net expenses to average net assets2,4                                  1.50%
Gross expenses to average net assets3                                  1.63%
Net investment income (loss) to average net assets                    (1.09%)
Portfolio turnover rate5                                                372%


1 Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis. 2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period. 4 Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the expense ratio of net expenses to average net assets would have been 2.32%. The gross expenses to average net assets ratio would have been 2.45%. The ratio of net investment income to average net assets would have been (1.91%). 5 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND - CLASS F

                                                                          YEAR ENDED DECEMBER 31
                                                                    2000          1999         1998        1997         1996
PER SHARE DATA
Net Asset Value--beginning of period                                $8.96         $9.74        $9.28     $9.04           $9.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        0.47          0.42         0.43      0.45            0.46
Net gains (losses) on securities (both realized and                 0.45        (0.78)         0.46      0.24          (0.25)
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                    0.92        (0.36)         0.89      0.69            0.21
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                        (0.47)        (0.42)       (0.43)    (0.45)          (0.46)
From net realized gains1                                            0.00          0.00         0.00      0.00            0.00
TOTAL DISTRIBUTIONS                                               (0.47)        (0.42)       (0.43)    (0.45)          (0.46)
Net Asset Value--end of period                                     $9.41         $8.96        $9.74     $9.28           $9.04
TOTAL RETURN                                                      10.57%       (3.77%)        9.76%     7.90%           2.34%

RATIOS/SUPPLEMENTAL DATA
Net assets--end of period (000s omitted)                          $10,384       $13,276      $15,220   $13,259         $15,190
Net expenses to average net assets2,4                              1.29%         1.31%        1.25%     1.26%           1.26%
Gross expenses to average net assets3,4                            1.35%         1.35%        1.28%     1.31%           1.29%
Net investment income to average net assets                        5.13%         4.47%        4.46%     4.99%           5.06%
Portfolio turnover rate5                                             88%          127%          90%      147%            166%


1 Distributions in excess of net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis. 2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.

3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period. 4 Certain fees were waived by the management company. Had these fees not been waived, the ratio of net expenses to average net assets would have been 1.49% (2000), 1.49% (1999), 1.46% (1998), 1.44% (1997), and 1.46% (1996). The gross expenses to average net assets ratio would have been 1.55% (2000), 1.53% (1999), 1.49% (1998), 1.49%
(1997) and 1.49% (1996). The ratio of net investment income to average net assets would have been 4.93% (2000), 4.29% (1999), 4.25% (1998), 4.81% (1997)
and 4.86% (1996).
5 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS GROWTH FUND - CLASS F

                                                                                YEAR ENDED DECEMBER 31

                                                                   2000         1999         1998         1997            1996
PER SHARE DATA
Net Asset Value--beginning of period                             $23.87       $20.41       $17.28       $15.87            $14.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (0.21)        (0.09)         0.01         0.07              0.02
Net gains (losses) on securities (both realized and               (6.21)         7.73         4.26         4.09              2.40
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                  (6.42)         7.64         4.27         4.16              2.42
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income1                                         0.00         0.00       (0.01)       (0.07)            (0.02)
From net realized gains                                           (2.68)        (4.18)       (1.13)       (2.68)            (1.30)
In excess of net realized gains                                   (0.74)         0.00         0.00         0.00              0.00
TOTAL DISTRIBUTIONS                                               (3.42)        (4.18)       (1.14)       (2.75)            (1.32)
Net Asset Value--end of period                                   $14.03        $23.87       $20.41       $17.28            $15.87
TOTAL RETURN                                                     (27.23%)       39.06%       25.04%       26.60%            16.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                      $1,441,466   $3,323,606   $2,360,180   $1,757,449        $1,118,323
Net expenses to average net assets2                                 1.06%        1.08%        1.08%        1.10%             1.19%
Gross expenses to average net assets3                               1.07%        1.09%        1.10%        1.12%             1.20%
Net investment income (loss) to average net assets                 (0.58%)      (0.47%)       0.05%        0.48%             0.15%
Portfolio turnover rate4                                             182%         117%         143%         189%              134%


1 Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per-share basis. 2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earning credits divided by its average net assets for the stated period. 4 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS GROWTH AND INCOME FUND - CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                               2000         1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--beginning of period                          $7.61         $7.32        $6.92        $7.23         $6.69
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         (0.02)         0.00         0.71         0.13          0.09
Net gains (losses) on securities (both realized and           (1.47)         1.06         0.51         1.25          1.52
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                              (1.49)         1.06         1.22         1.38          1.61
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income1                                    0.00          0.00        (0.11)       (0.13)        (0.09)
From net realized gains                                       (0.22)        (0.77)       (0.71)       (1.56)        (0.98)
In excess of net realized gains                               (0.21)         0.00         0.00         0.00          0.00
TOTAL DISTRIBUTIONS                                           (0.43)        (0.77)       (0.82)       (1.69)        (1.07)
Net Asset Value--end of period                                $5.69         $7.61        $7.32        $6.92         $7.23
TOTAL RETURN                                                 (19.57%)       15.03%       17.78%       19.40%        24.37%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                   $385,816      $535,035     $542,307     $543,168      $535,866
Net expenses to average net assets2                            1.10%         1.12%        1.08%        1.09%         1.15%
Gross expenses to average net assets3                          1.12%         1.13%        1.10%        1.11%         1.16%
Net investment income (loss) to average net assets            (0.24%)       (0.05%)       1.38%        1.84%         1.40%
Portfolio turnover rate4                                        165%          165%         259%         256%          195%


1 Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per-share basis. 2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earning credits divided by its average net assets for the stated period. 4 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND - CLASS F

                                                                        YEAR ENDED DECEMBER 31
                                                                  2000         1999          1998         1997           1996
PER SHARE DATA
Net Asset Value--beginning of period                             $19.87        $14.03        $12.05       $11.86           $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (0.08)        (0.05)         0.03        (0.01)           (0.01)
Net gains on securities (both realized and unrealized)            (3.49)         8.07          2.02         1.89             1.87
TOTAL FROM INVESTMENT OPERATIONS                                  (3.57)         8.02          2.05         1.88             1.86
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                         0.00          0.00          0.00         0.00             0.00
From net realized gains                                           (1.51)        (2.18)        (0.07)       (1.69)            0.00
In excess of net realized gains                                   (0.39)         0.00          0.00         0.00             0.00
TOTAL DISTRIBUTIONS                                               (1.90)        (2.18)        (0.07)       (1.69)            0.00
Net Asset Value--end of period                                   $14.40        $19.87        $14.03       $12.05           $11.86
TOTAL RETURN                                                     (17.65%)       58.71%        17.01%       16.10%           18.60%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                        $30,040      $35,607        $18,938      $15,740          $10,119
Net expenses to average net assets1,3                              1.80%        1.80%          1.80%        1.85%            1.94%
Gross expenses to average net assets2,3                            1.84%        1.82%          1.83%        1.89%            2.00%
Net investment income (loss) to average net assets3               (0.55%)      (0.36%)         0.02%       (0.21%)          (0.15%)
Portfolio turnover rate4                                            184%         205%           148%         164%              71%


1 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.

2 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

3 Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the ratio of net expenses to average net assets would have been 1.91% (2000), 1.97% (1999), 1.89% (1998), 2.01% (1997), and 2.46% (1996). The
gross expenses to average net assets would have been 1.95% (2000), 1.99% (1999), 1.92% (1998), 2.05% (1997) and 2.52% (1996). The ratio of net investment income to average net assets would have been (0.66%) (2000), (0.53%) (1999), (0.07%)
(1998), (0.37%) (1997) and (0.67%) (1996).

4 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS MID-CAP GROWTH FUND - CLASS F

                                                                        YEAR ENDED DECEMBER 31
                                                                   2000         1999          1998         1997             1996
PER SHARE DATA
Net Asset Value--beginning of period                              $8.68         $7.44        $7.72        $7.66            $7.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (0.03)        (0.08)       (0.03)        0.01            (0.02)
Net gains (losses) on securities (both realized and               (2.06)         3.12        (0.11)        1.21             1.09
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                  (2.09)         3.04        (0.14)        1.22             1.07
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income1                                        0.00          0.00         0.00         0.00             0.00
From net realized gains                                           (1.40)        (1.80)       (0.14)       (1.16)           (0.46)
In excess of net realized gains                                   (0.83)         0.00         0.00         0.00             0.00
TOTAL DISTRIBUTIONS                                               (2.23)        (1.80)       (0.14)       (1.16)           (0.46)
Net Asset Value--end of period                                    $4.36         $8.68        $7.44        $7.72            $7.66
TOTAL RETURN                                                     (23.69%)       42.27%       (1.73%)       16.40%          15.33%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                       $166,365      $253,385     $252,855     $320,186         $363,835
Net expenses to average net assets2                                1.36%        1.40%         1.33%        1.30%            1.34%
Gross expenses to average net assets3                              1.39%        1.42%         1.35%        1.32%            1.36%
Net investment income (loss) to average net assets                (0.92%)      (0.98%)       (0.39%)      (0.05%)          (0.28%)
Portfolio turnover rate4                                            226%         186%          152%         110%             186%


1 Distributions in excess of net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis. 2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period. 4 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS MONEY MARKET FUND - CLASS F

                                                                                YEAR ENDED DECEMBER 31
                                                                           2000         1999         1998       1997         1996
PER SHARE DATA
Net Asset Value--beginning of period                                       $1.00        $1.00        $1.00    $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                                0.05         0.04         0.05     0.05         0.05
Net gains (losses) on securities (both realized and unrealized)             0.00         0.00         0.00     0.00         0.00
TOTAL FROM INVESTMENT OPERATIONS                                            0.05         0.04         0.05     0.05         0.05
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                                 (0.05)       (0.04)       (0.05)   (0.05)       (0.05)
From net realized gains                                                     0.00         0.00         0.00     0.00         0.00
TOTAL DISTRIBUTIONS                                                        (0.05)       (0.04)       (0.05)   (0.05)       (0.05)
Net Asset Value--end of period                                             $1.00        $1.00        $1.00    $1.00        $1.00
TOTAL RETURN                                                                5.62%        4.35%        4.67%    4.70%        4.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                                $103,953      $92,866      $91,415 $106,073     $109,866
Net expenses to average net assets1                                         0.84%        0.89%        0.85%    0.82%        0.86%
Gross expenses to average net assets2                                       0.87%        0.91%        0.87%    0.84%        0.88%
Net investment income (loss) to average net assets                          5.54%        4.30%        4.67%    4.77%        4.58%


1 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
2 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

DREYFUS FOUNDERS PASSPORT FUND - CLASS F

                                                                                  YEAR ENDED DECEMBER 31
                                                                  2000         1999         1998        1997           1996
PER SHARE DATA
Net Asset Value--beginning of period                             $22.93       $14.93       $13.64      $13.91          $11.68
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (0.19)       (0.11)        0.00        0.02            0.04
Net gains (losses) on securities (both realized and               (6.60)       12.94         1.68        0.22            2.30
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                  (6.79)       12.83         1.68        0.24            2.34
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                          0.00        0.00        (0.01)      (0.03)          (0.02)
From net realized gains                                             0.00       (4.83)       (0.38)      (0.48)          (0.09)
In excess of net realized gains                                    (1.97)       0.00         0.00        0.00            0.00
TOTAL DISTRIBUTIONS                                                (1.97)      (4.83)       (0.39)      (0.51)          (0.11)
Net Asset Value--end of period                                    $14.17      $22.93       $14.93      $13.64          $13.91
TOTAL RETURN                                                      (29.65%)     87.44%       12.50%       1.70%          20.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                        $182,036    $261,437     $124,572    $122,646        $177,921
Net expenses to average net assets1                                1.59%        1.63%        1.52%       1.53%           1.57%
Gross expenses to average net assets2                              1.61%        1.64%        1.54%       1.55%           1.59%
Net investment income (loss) to average net assets                (0.88%)      (0.91%)       0.09%      0.20%            0.40%
Portfolio turnover rate3                                            535%         330%          34%        51%              58%


1 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.
2 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period. 3 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.


DREYFUS FOUNDERS WORLDWIDE GROWTH FUND - CLASS F

                                                                                    YEAR ENDED DECEMBER 31

                                                                   2000         1999         1998           1997         1996
PER SHARE DATA
Net Asset Value--beginning of period                             $25.17       $22.06        $21.11         $21.79       $19.87
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (0.16)       (0.06)         0.08           0.02         0.10
Net gains (losses) on securities (both realized and               (5.45)        10.11         1.90           2.22         2.64
unrealized)
TOTAL FROM INVESTMENT OPERATIONS                                  (5.61)        10.05         1.98           2.24         2.74
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income1                                         0.00         0.00        (0.09)         (0.04)       (0.07)
From net realized gains                                           (3.54)        (6.94)       (0.94)         (2.88)       (0.75)
In excess of net realized gains                                   (0.33)         0.00         0.00           0.00         0.00
TOTAL DISTRIBUTIONS                                               (3.87)        (6.94)       (1.03)         (2.92)       (0.82)
Net Asset Value--end of period                                   $15.69        $25.17       $22.06         $21.11       $21.79
TOTAL RETURN                                                     (22.14%)       48.78%        9.63%         10.60%       13.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of period (000s omitted)                       $176,405      $284,839     $272,053       $308,877     $342,079
Net expenses to average net assets2                                1.52%         1.53%        1.47%          1.45%        1.53%
Gross expenses to average net assets3                              1.54%         1.55%        1.49%          1.47%        1.55%
Net investment income (loss) to average net assets               (0.67%)       (0.27%)        0.33%          0.18%        0.50%
Portfolio turnover rate4                                            210%          157%          86%            82%          72%


1 Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per-share basis.

2 Ratio of net expenses to average net assets reflects reductions in the Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.

3 Ratio of gross expenses to average net assets is the total of the Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

4 "Portfolio turnover rate" is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                                              47

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FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI, or obtain other information:

BY TELEPHONE                               Call 1-800-525-2440

IN PERSON (BY APPOINTMENT)                 2930 East Third Avenue
                                           Denver, Colorado 80206

BY MAIL                                    P.O. Box 173655
                                           Denver, Colorado 80217-3655

BY                                         E-MAIL Send your request or inquiry
                                           to Founders at comments@founders.com.

ON THE INTERNET Fund documents can be viewed and downloaded at www.founders.com. Fund documents can be viewed or downloaded from the
                                           EDGAR database on the
                                           Securities and Exchange
                                           Commission's Internet
                                           site at www.sec.gov.

BY E-MAIL, MAIL OR IN PERSON FROM          E-mail the Securities and Exchange
THE SECURITIES AND EXCHANGE COMMISSION     Commission at publicinfo@sec.gov.
(YOU WILL PAY A COPYING FEE)               Visit or write:
                                           SEC's Public Reference Section
                                           Washington, D.C. 20549-0102
                                           1-202-942-8090

A-236-PRS                         Dreyfus Founders Funds' SEC File No. 811-01018

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